Exhibit 10.4

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

AMENDMENT NO. 1 TO THE

EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT

by and between

CureVac GmbH, a German limited liability company with offices at Paul-Ehrlich-Str. 15, 72076 Tübingen, Germany ("CureVac"), and

Boehringer Ingelheim International GmbH, a German limited liability company with offices at Binger Straβe 173, 55216 Ingelheim am Rhein, Germany, ("BI").

WHEREAS, the Parties entered into that certain Exclusive Collaboration and License Agreement effective as of August 21, 2014 ("Agreement");

WHEREAS, the Parties acknowledge that certain developments subsequent to the Agreement’s Effective Date, [*****] necessitate changes to the setup of the Clinical Trials combining CV9202 and chemo-radiotherapy set forth in the CV9202 Development Plan;

WHEREAS, the Parties acknowledge that implementing the above-mentioned changes to the setup of the Clinical Trials might have a significant impact on the time point of the milestone payments set forth in Section 7.3 of the Agreement;

WHEREAS, the Parties desire to reiterate and strengthen their common aspiration that CureVac will continue to progress the CMC Development and Manufacture of the Licensed Vaccines;

WHEREAS, the Parties wish to clarify certain matters relating to the Development of CV9202;

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Definitions. Terms defined in this Amendment No. 1 are used with those meanings in this Amendment No. 1. Terms not defined in this Amendment No. 1 are used with the meanings as defined in the Agreement.

2.	CV9202 Development Plan. CureVac agrees that Exhibit 4.2 to the Agreement is hereby replaced in its entirety by Exhibit 4.2 attached to this Amendment No. 1. For clarity, no decision or confirmation by the JSC is required for this amendment of the CV9202 Development Plan. However, the JSC is entitled to review, validate, modify, update and amend the amended CV9202 Development Plan, as set forth in Article 8 of the Agreement.

3.	[*****] Milestone Payment. Sections 7.3.1(c) and 7.3.1(d) of the Agreement are replaced in their entirety as follows:

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

"(c)	[*****]

[*****]

(d)	[*****]

[*****];"

4.	New CMC Development Milestone Payments. New Section 7.3.3 is added to the Agreement as follows:

"CMC Development Milestone Payments:

(a)	Upon the earlier of [*****]

[*****];

(b)	Upon the earlier of (i) [*****]

[*****].

For clarity, if CureVac achieves the milestone event set forth in Section 7.3.1(d) prior to achieving the milestone events under Section 7.3.3, the milestone payments under Sections 7.3.1(d), 7.3.3(a) and under Section 7.3.3(b) will all become payable with achieving milestone event under Section 7.3.1(d), [*****] The milestone events under Sections 7.3.3(a) and 7.3.3(b) only lead to separate payments if they occur prior the achievement of the milestone event under Section 7.3.1(d). For further clarity, none of the two (2) milestone payments set forth in this Section 7.3.3 is payable more than once."

5.	Financial Manufacturing Support. Both Parties agree to find an appropriate financial solution for the significant delay of the milestone payment for [*****] due to the revised CV9202 Development Plan to allow CureVac to further invest in connection with the CMC Development and/or the construction of the commercial-scale production facility in which Licensed Vaccines would be Manufactured ("Financial Manufacturing Support"). BI and CureVac will negotiate in good faith and agree until [*****] on the terms and conditions of such Financial Manufacturing Support ([*****]). The terms and conditions will provide that the Financial Manufacturing Support will be provided by BI earliest on [*****] and only (i) upon CureVac's written request, (ii) if no Change of Control has occurred and (iii) CureVac continues its CMC Development activities as foreseen in the CV9202 Development Plan and there are no reasonable grounds for BI to believe that CureVac is unable or unwilling to successfully complete these CMC Development activities.

6.	Consulting Support for Commercial Facility. CureVac has already asked and may ask BI for consulting support relating to (i) the upgrade of CureVac's current manufacturing plant to a pilot plant (including scale-up of the mRNA manufacturing process) and (ii) the construction of CureVac's future commercial-scale production facility in which Licensed Vaccines would be Manufactured. In such case BI shall, at no cost to CureVac, provide all or parts of the asked for consulting support to CureVac. With respect to such consulting support rendered after the Effective Date, (i) BI makes no representation or warranty (express, implied, statutory or otherwise), (ii) Section 12.2 of the Agreement does not apply, and (iii) notwithstanding Section 11.4 of the Agreement, BI's liability (whether based on contract, tort or otherwise) is limited to intentional acts, provided that nothing in this Section 6 of this Amendment No. 1 excludes or limits liability for cases for which a limitation of liability is not possible under Applicable Laws.

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

7.	Immunomonitoring. Phase I/II Clinical Trials and Phase II Clinical Trials immunomonitoring services by CureVac are considered fee-for-service work packages. The Parties acknowledge that within the scope of this fee-for-service work some of CureVac's immunomonitoring Know-How needs to be transferred to BI in order to enable BI to set up the study support for the Clinical Trials appropriately. Exhibit 7A to this Amendment No. 1 lists the immunomonitoring technical documentation to be provided by CureVac to BI. BI experts will work together with CureVac on a validation plan, a sample analysis plan and fulfillment of GCP requirements. In addition, BI has the right to perform quality control checks of the immunomonitoring measurements. The required activities are defined in more detail in the updated CV9202 Development Plan. If CureVac cannot provide the required capacity for a potential immunomonitoring program for Phase III Clinical Trials, BI has the right to request transfer by CureVac of the required immunomonitoring methods to a reasonably acceptable Third Party CRO to be selected by the Joint Project Team. The working hours of CureVac personnel for such method transfer shall be reimbursed by BI at the FTE Rates in accordance with a budget to be set forth in the CV9202 Development Plan.

8.	Regulatory Matters. In accordance with Section 4.3 of the Agreement, the Parties’ respective responsibilities and the costs relating to regulatory matters are further clarified in Exhibit 4.3A attached to this Amendment No. 1.

9.	Pharmacovigilance. The last sentence of Section 5.3 of the Agreement is replaced as follows:

"Detailed pharmacovigilance responsibilities and obligations are set forth in the pharmacovigilance agreement by and between the Parties effective as of [*****]."

10.	Phase ID Clinical Supply and Commercial Supply. The deadlines set forth in Section 6.2 of the Agreement until which the Parties shall (i) negotiate in good faith commercially reasonable terms and conditions of an amendment to the Clinical Supply Agreement and conclude such amendment in order to cover Phase III Clinical Trial supply in accordance with the terms and conditions of the binding term sheet attached to the Agreement as Exhibit 6.2A and (ii) negotiate in good faith commercially reasonable terms and conditions of a commercial supply agreement and conclude such commercial supply agreement in accordance with the terms and conditions of the binding term sheet attached to the Agreement as Exhibit 6.2B, each of (i) and (ii) unless CureVac is providing notice of waiver as set forth in Section 6.2 (a) or (b) before or during such negotiations, are hereby extended until [*****].

11.	Plasmid DNA as Precursor for Licensed Vaccines. The deadlines set forth in Section 6.4 of the Agreement are hereby extended until [*****].

12.	Full Force and Effect. The Parties confirm that the Agreement, as amended by this Amendment No. 1, is in full force and effect.

13.	Amendment Effective Date. This Amendment No. 1 shall enter into force on June 30, 2015.

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

CUREVAC GMBH		BOEHRINGER INGELHEIM INTERNATIONAL GMBH
Date: 09.07.2015		Date: June 30, 2015
ppa.
By:	/s/ Dr. Florian von der Mülbe	By:	/s/ Dr. Jochen Gann
Name:	Dr. Florian von der Mülbe	Name:	Dr. Jochen Gann
Title:	COO	Title:	Corp. Vice President

ppa.		ppa.
By:	/s/ Dr. Franz-Werner Haas	By:	/s/ Dr. Martin Schwarz
Name:	Dr. Franz-Werner Haas	Name:	Dr. Martin Schwarz
Title:	CCO	Title:	Corp. Vice President

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

Exhibit 4.2: CV9202 Development Plan

[*****]

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

Exhibit 4.3A

[Untitled list of tasks]

[*****]

AMENDMENT NO. 1 TO EXCLUSIVE COLLABORATION AND LICENSE AGREEMENT	CONFIDENTIAL

Exhibit 7A:

[*****]